Exhibit 99.1

 April 2016  NASDAQ: WINT

 Forward Looking Statement  2  To the extent that statements in this presentation are not strictly historical, including statements about the Company’s business strategy, outlook, objectives, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development, or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this presentation are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. These risks are further described in the Company's periodic filings with the Securities and Exchange Commission (SEC), including the most recent reports on Forms 10-K, 8-K and 10-Q, and any amendments thereto (“Company Filings”).  This presentation under no circumstances shall be construed as an offer to sell or as a solicitation of an offer to buy any of the Company’s securities. In addition, the information presented in this deck is qualified in its entirety by the Company Filings. The reader is encouraged to refer to the Company Filings for a fuller discussion of the matters presented here.

 3   Public biotherapeutic / medical device company; Nasdaq: WINT Based in Warrington, PA with 55 employees Lead program focused in the acute respiratory area

 4  Experienced Management Team  Very experienced management team averaging over 20 years of experience developing drugs and devices and building and leading businesses

High Value-Creating Potential

Innovative synthetic KL4 surfactant and breakthrough aerosolized delivery system Initially focused on respiratory distress syndrome (RDS) in premature infants –

- ✓ Well characterized asset and target application
- ✓ Potential to develop a transformative therapy for an established market that has a clear unmet need
- ✓ Building a data base of potential safety, clinical effect and benefit information
- ✓ Opportunity to build a positive health economic position
- ✓ Strong IP with the potential to build a pipeline of aerosolized KL4 surfactant therapies to address a variety of respiratory diseases
- ✓ Experienced management team focused on rigorous clinical execution and effective cash management

WINDTREE THERAPEUTICS
5

AEROSURF®
Aerosolized Surfactant for RDS

Proprietary Synthetic KL4 Surfactant

Designed to be structurally similar to human lung surfactant

Liquid KL4 surfactant (intratracheal instillate) for RDS approved by the FDA

Lyophilized (freeze-dried) KL4 surfactant – developed initially for AEROSURF®


Surfaxin



Innovative Aerosol Delivery Technology

Designed specifically to aerosolize and deliver surfactant



Potential to transform the treatment of premature infants with RDS by making surfactant therapy available through non-invasive delivery technology

WINDTREE THERAPEUTICS

6

 Primary characteristic is surfactant deficiency in underdeveloped lungs of premature infants (born with a lack of natural lung surfactant required for open airways and proper gas exchange – O2 in and CO2 out)American Academy of Pediatrics guidelines recommend providing surfactant replacement within the first hours of life1Neonatologists believe the highest unmet need in RDS is the ability to deliver surfactant non-invasively to patients2  1. AAP guidelines, 20132. WINDTREE primary market research (2014)  Respiratory Distress Syndrome (RDS)  7

Current Treatment of RDS: Intubate or Not?

Invasive Intubation



Current surfactant replacement therapy (SRT) requires intubation and mechanical ventilation (MV); available surfactants are animal-derived

Invasive intubation and MV can result in serious respiratory conditions and other complications, such as higher risk of infection and bronchopulmonary dysplasia (BPD)

Nasal continuous positive airway pressure (nCPAP)



Considered less invasive but **does not address underlying condition – surfactant deficiency**

Many infants respond poorly and require delayed rescue SRT via intubation and MV ("nCPAP failure")

Earlier SRT produces better outcomes compared to late SRT[1]

WINDTREE THERAPEUTICS

1. AAP guidelines, 2013

8

nCPAP Used Across All Gestational Ages (GA) and Severity of RDS


HIGHER
Frequency and Severity of RDS & Incidence of CPAP Failure Rate
LOWER
GA 26-28 wks
(85-95% have RDS)
70%
30%
ETT/SRT
CPAP
GA 29-32 wks
(65-75% have RDS)
45%
55%
ETT/SRT
CPAP
GA 33-34 wks
(40-50% have RDS)
30%
70%
ETT/SRT
CPAP
LOWER
Size of Sub-Population
HIGHER

Note: ETT/SRT – administration of surfactant replacement therapy via intubation with an endotracheal tube

Source: WINDTREE primary market research (2014); IMS MIDAS data (2012); CDC National Vital Statistics, 2014, Healthcare Costs and Utilization Project (HCUP), 2013; Agency for Healthcare Research and Quality (AHRQ), 2012; Births by birth weight (CDC Website).

WINDTREE THERAPEUTICS
9

Trends in Non-Invasive Care of Neonates – Increasing Use of nCPAP to Avoid Intubation



First-line nCPAP use has been trending up across all gestational ages up to 32 weeks GA
70%
60%
50%
40%
30%
20%
10%
0%
2002
2009
10%
15%
18%
27%
35%
43%
49%
60%
500-750
750-1000
1000-1250
1250-1500
Est. GA: < 24 wks
~24-27 wks
~28-29 wks
~30-32 wks

Source: Soll, Obstetric and Neonatal Care Practices for Infants 501 to 1500 g From 2000 to 2009; *Pediatrics; July 2013*



However, still experience high nCPAP failure rates
100%
75%
50%
25%
0%
48%
43%
2002
2003
2004
2005
2006
2007
2008
2009

Source: Soll, Obstetric and Neonatal Care Practices for Infants 501 to 1500 g From 2000 to 2009; *Pediatrics; July 2013*

WINDTREE THERAPEUTICS

10

Clinicians seeking a non-invasive way to deliver SRT in RDS

What is wanted[1]:

- ✓ An approach that effectively delivers surfactant without intubation or mechanical ventilation
- ✓ Possibility of repeat doses
- ✓ Avoids clinical instability associated with bolus administration
- ✓ Administration by non-specialist staff
- ✓ Reduce cost of treating premature infants



"…optimization of less invasive method of surfactant administration will be one of the most important subjects for research in the field of surfactant therapy of RDS in coming years".

Kribs A. How best to administer surfactant to VLBW infants. Arch Dis Child Fetal Neonatal Ed 2011;doi:10.1136.

1. Pillow & Minocchieri: Neonatology, 2012

WINDTREE THERAPEUTICS

11

 12  Innovative, Proprietary Device Provides the Breakthrough          Capillary  Drug pumped through capillary  Energy Input              Aerosolized KL4 Surfactant  via nCPAP    Transformative administration of KL4 surfactant without invasive intubation and early in the management of RDS in premature infants  AEROSURF®

Bridge the Surfactant / RDS Gap in the First 72 Hours

- Provide surfactant therapy to premature infants until they can produce their own endogenous surfactant
- Allow for single or repeat non-invasive doses of aerosolized KL4 surfactant


Birth
48 to 72 Hours
Surfactant Deficient
Endogenous Surfactant Production
Initial AEROSURF dose
Potential Repeat dose
Additional dose, if needed

Phase 2 development program is primarily to assess safety and understand the proper dosing regimen to support premature infants to surfactant self-sufficiency

WINDTREE THERAPEUTICS

13

   Phase 2a  Phase 2a Expansion  Gestational Age (wks)  29 – 34     Dose Groups  15 min; 30 min; 45 min( 25, 50, 75 TPL mg/kg)(8 active, 8 control per group)Single dose  60 min; 90 min (100 and 150 TPL mg/kg)(8 active, 8 control per group)Primarily single dose  # of patients  48  32  Objective(s)  Safety and tolerabilityPhysiological data suggesting delivery of KL4 surfactant to the lungsPerformance of Aerosol Delivery System  Safety and tolerability of higher doses and determine therapeutic index (safety window)Continue physiological assessment  # of sites  Initiated with 3; increased to 8 (US)  12 (US)  Timeline / Milestones  Completed May 2015; key objectives achieved  Completed Oct 2015  Comprehensive Phase 2 Program – Completed Trials  14

Phase 2a Study (29 to 34 wks GA)
Study Objectives

Primary Objective

Safety and tolerability of AEROSURF® compared to nCPAP alone

Other Key Objectives

Assess physiological data indicating that aerosolized KL4 surfactant is being delivered into the lungs of premature infants

- Gas exchange: FiO_2 requirements and changes in CO_2
- Need for rescue therapy and requirement for invasive respiratory support

Acceptable performance of the Aerosol Delivery System (ADS) in the NICU

WINDTREE THERAPEUTICS
15

Phase 2a Study (29 to 34 wks GA)
Safety and Tolerability - Summary

The safety and tolerability profile of AEROSURF® was generally comparable to the control group

The Independent Safety Review Committee supports proceeding to the next studies in our program

The Aerosol Delivery System delivered KL4 surfactant to the infants in a way that was well tolerated

The adverse events and serious adverse events (SAE) seen were expected for this patient population and generally comparable between AEROSURF® and control groups

- Most common adverse events were jaundice, constipation, apnea and anemia
- Most common SAE's were air leaks (including pneumothorax, pneumomediastinum and pulmonary interstitial emphysema)

There was no pattern of increased adverse events or serious adverse events with increasing AEROSURF dose

WINDTREE THERAPEUTICS
16

Phase 2a Study (29 to 34 wks GA)
Adverse Events - Incidence of Air Leak

Types of Air Leak	Control (N=40)	AEROSURF® (N=40)
Pneumothorax/Pneumomediastinum	5 (13%)	9 (23%)[1, 2]
Pulmonary Interstitial Emphysema	2 (5%)	1 (3%)
Total Number of Infants[3]	7 (18%)	9 (23%)

[1] Includes 1 AEROSURF® patient inappropriately enrolled in the trial
[2] One AEROSURF patient was found to have an air leak prior to dosing
[3] All chest x-rays for patients in this study are being reviewed by an independent radiologist for severity of RDS at baseline and to assess the course of RDS

The incidence of air leak in this trial is not unexpected and comparable to what has been reported in the literature for infants in this age group 23-47%[4]

There was no pattern of increased incidence of air leaks with increasing AEROSURF dose (there were no more than 2 air leaks in any dose group)

All air leaks were resolved without complication

WINDTREE THERAPEUTICS

4. Dargaville et al. 2013

17

Phase 2a Study (29 to 34 wks GA)
Physiological Data

Objective

Establish proof of concept that aerosolized KL4 surfactant is being delivered into the lungs of premature infants by assessing:

- Need for rescue therapy and requirement for invasive respiratory support, and
- Gas exchange

Summary

- Aerosolized KL4 surfactant produces physiological changes that are expected with surfactant replacement therapy
- The goal of decreasing nCPAP failure and intubations appears achievable - data to date suggest that AEROSURF® may be decreasing nCPAP failure and the need for intubation
- Repeat dosing may be important to extend this effect to surfactant self-sufficiency

WINDTREE THERAPEUTICS
18

 Phase 2a Study (29 to 34 wks GA) Time to Intubation for nCPAP Failure by Treatment Group  AEROSURF® may prolong the time to intubation; repeat dosing may be important to extend this effect to surfactant self-sufficiency  Control  Dose Groups 3,4 & 5  Dose Groups 1 & 2  (15 & 30 min)  (45, 60 & 90 min)    19

 * One intubated patient excluded due to being inappropriately enrolled  1/7*  3/8  3/8  21/40  5/8  6/8  (15 min)  (30 min)  (45 min)  (60 min)  (90 min)  Phase 2a Study (29 to 34 wks GA)nCPAP Failure by Treatment Group through 72 hours  AEROSURF® treatment, primarily in single doses of 45 minutes and greater, appears to be associated with lower rates of nCPAP failure.  Focus for dose selection going forward     20

 Phase 2a Study (29 to 34 wks GA) 45 and 60 Minute Dose Groups - nCPAP Failure through 72 hours  Time to nCPAP Failure  * One intubated patient excluded due to being inappropriately enrolled  At 72 hours post-dosing, 27% of AEROSURF® patients in the combined 45 and 60 minute dose groups required intubation compared to 53% in the control group; a relative reduction in nCPAP failure of 49%  (45 & 60 min)  21/40  (45 & 60 min)    4/15*  21

 Phase 2a Study (29 to 34 wks GA)45 and 60 Minute Dose Groups - nCPAP Failure through 72 hours  No AEROSURF patients in the 45 and 60 minute dose groups required intubation at 3 or 6 hours post-dosing compared to 18% (7/40) of control patientsAEROSURF 45 and 60 minute doses may be reducing the rates of intubation and also prolonging the time to intubation – repeat dosing may be important to extend this effect to surfactant self-sufficiency  45 and 60 minute Dose Groups  AEROSURF® treated patients experienced a 26% absolute reduction or a 49% relative reduction in nCPAP failure compared to control  22  * One intubated patient excluded due to being inappropriately enrolled

 Phase 2a Study (29 to 34 wks GA)Moving Forward – Window for Repeat Dosing    Potential repeat dose  Additional dose if needed    45 and 60 minute Dose Groups  23  * One intubated patient excluded due to being inappropriately enrolled

Phase 2a in 29-34 week GA radiographic changes post-AEROSURF® in a treated patient*



Baseline



~9 Hrs Post-Treatment



Day 2

* These radiographs are illustrative of one particular patient only. They are not intended to imply that the same result can be achieved in another individual infant or group of infants or that the FDA will find AEROSURF® to be safe and effective.

WINDTREE THERAPEUTICS
24

Summary - Encouraging Phase 2a Results in 29 to 34 wks Gestational Age Premature Infants

The goal of decreasing nCPAP failure and intubations appears achievable

- Aerosolized KL4 surfactant produces physiological changes that are expected with surfactant replacement therapy
- Data to date suggest that AEROSURF® may be decreasing nCPAP failure and the need for intubation

Advancing AEROSURF to a phase 2b clinical trial; repeat dosing may be important to enhancing the reduction in nCPAP failures and extend this effect to surfactant self-sufficiency

Overall, the safety and tolerability profile of the AEROSURF group in the trial was generally comparable to the control group

There was acceptable performance by the novel Aerosol Delivery System technology in the NICU

WINDTREE THERAPEUTICS
25

Comprehensive Phase 2 Program – Ongoing Trials

	Phase 2a	Phase 2a Expansion	Phase 2a	Phase 2b
Gestational Age (wks)	29 – 34		26 - 28	26 – 32 (Begin with 29 – 32)
Dose Groups	15 min; 30 min; 45 min (25, 50, 75 TPL mg/kg) (8 active, 8 control per group) Single dose	60 min; 90 min (100 and 150 TPL mg/kg) (8 active, 8 control per group) Primarily single dose	30 min; 45 min (50 and 75 TPL mg/kg) (8 active, 8 control per group) Up to two doses	25 min; 50 min; Control (40 and 80 TPL mg/kg) Up to 3 doses
# of patients	48	32	32	Up to 240
Objective(s)	Safety and tolerability Physiological data suggesting delivery of KL_4 surfactant to the lungs Performance of Aerosol Delivery System	Safety and tolerability of higher doses and determine therapeutic index (safety window) Continue physiological assessment	Safety and tolerability Physiological assessment	Provide evidence of efficacy on an acceptable endpoint Identify dose regimens for phase 3 study Provide estimate of effect size
# of sites	Initiated with 3; increased to 8 (US)	12 (US)	Up to 20 (US)	50+ (US, EU, Canada, LATAM)
Timeline / Milestones	Completed May 2015; key objectives achieved	Completed Oct 2015	Target enrollment completion – Q2'16; top line data – Q3'16	Target enrollment completion – end of 2016; top line data – Q1'17

WINDTREE THERAPEUTICS
26

Large Global Revenue Opportunity

8 to 10 Million LBW Children Born Every Year Globally



Developed World – 250k to 350k RDS Patients

- Only 50% to 60% of RDS patients currently treated with SRT
- Current market: invasive, undifferentiated, animal-derived products
- Opportunity to expand treatment population and increase the pharmacoeconomic value of SRT

Developing World – 1.0 million+ RDS Patients

- Current SRT market as large as the developed world – fewer than 50% treated with SRT
- Opportunity for growth as access to neonatal care continues to increase world-wide

Regions	Current Annual Revenue Invasive SRT only†	Revenue Potential of AEROSURF‡
US	$70 - $75 million	
EU	$60 - $70 million	
LATAM	$50 - $100 million	
ROW	$50 - $100 million	
GLOBAL	$230 - $345 million	$600 million to $1.0b+

† Current global revenue based on ~$900 to $1000 per treatment

‡ Windtree primary market research (2014)

In addition to expanding the number of patients treated, value of AEROSURF® therapy potentially significantly higher than current treatments – potentially reduces the largest cost-drivers for treating premature infants with RDS: in the U.S. the average cost to treat low birth weight (LBW) infants with RDS on MV is over $50,000; cost to treat patient with chronic lung disease is over $100,000

CDC National Vital Statistics; UNICEF data; Windtree market research; IMS MIDAS data; private companies with access to government purchasing records for Latin America, China and Middle East

WINDTREE THERAPEUTICS

27

Technology Platform Exclusivities
Broad Multi-Faceted Exclusivity Portfolio

Patents

- Lyophilized KL4 Surfactant Portfolio - to 2033
- Aerosol Delivery System Portfolio - through 2031+

Trade Secrets/Know-How

- Methods of Manufacture
- Non-USP Analytical Processes

Potential Regulatory Exclusivities

- Multiple Orphan Drug Designations in Respiratory Diseases

Potential Challenges to Generic Entry

- Bioequivalence Complexities – Surfactants are Non-Receptor Based

WINDTREE THERAPEUTICS
28

Development Pipeline

Windtree is focused on developing novel treatments for respiratory critical care patients using its proprietary synthetic KL4 surfactant and aerosol delivery technologies, beginning with the treatment of RDS in premature infants. Windtree believes that its aerosolized KL4 surfactant , alone or in combination with other pharmaceutical compounds, has the potential to be developed to address a range of serious respiratory conditions.


AEROSURF® (Respiratory Distress Syndrome)
PRECLINICAL DEVELOPMENT
PHASE I
PHASE II
PHASE III
Aerosolized KL4 Surfactant (Viral induced lung injury)
PRECLINICAL DEVELOPMENT
PHASE I
PHASE II
PHASE III
Aerosolized KL4 Surfactant (Radiation induced lung injury)
PRECLINICAL DEVELOPMENT
PHASE I
PHASE II
PHASE III
Aerosolized KL4 Surfactant (Chemical induced lung injury)
PRECLINICAL DEVELOPMENT
PHASE I
PHASE II
PHASE III

The preclinical development activities listed above have been or are being funded by grants issued by the National Institute of Allergy and Infectious Diseases (NIAID) of the National Institutes of Health (NIH) to study influenza (contract HHSN272201500027C) and radiation (award number R44AI102308) induced lung injury, and by the NIH Office of the Director and the Countermeasures Against Chemical Threats (CounterACT) program to study chemical-induced lung injury. The foregoing content concerning these initiatives is solely the responsibility of Windtree Therapeutics and does not necessarily represent the official views of the NIH.

WINDTREE THERAPEUTICS

29

Q4’15 Financial Update  Cash of $38.7M as of December 31, 2015Operating cash outflows of $7.6 million in Q4’15The Company anticipates that it has sufficient cash to fund operations through Q1’17 including the completion of the AEROSURF® phase 2b trialCurrent Liabilities and Long-term debt as of December 31, 2015Accounts payable and accrued expenses of $10.8 million$25 million of long-term debt with Deerfield: $12.5 million due in February 2018 (subject to potential deferral) and in February 2019Q4’15 Operating Results  30

 Well characterized asset and target application in RDSPotentially transformative therapy for an established market that has a clear unmet needBuilding data base of potential safety, clinical effect and benefit informationSignificant opportunity to build a positive health economic positionStrong IP with the potential to build a pipeline of aerosolized surfactant therapies to address a variety of respiratory diseasesExperienced management team focused on rigorous clinical execution and effective cash management  31  High Value-Creating Potential